                                                                    EXHIBIT 4.10

                                    REAFFIRMATION AND AMENDMENT AGREEMENT, dated
                           as of January 23, 2003, among AMERICAN MEDIA
                           OPERATIONS, INC., a Delaware corporation (the "Borrower"), AMERICAN MEDIA, INC., a Delaware corporation ("Holdings"), each subsidiary of Holdings listed on the signature pages hereof (collectively, the "Subsidiary Loan Parties" and, together with the Borrower and Holdings, the "Reaffirming Parties") and JPMORGAN CHASE BANK ("JPMCB"), as Administrative Agent and Collateral Agent under the Restated Credit Agreement referred to below.

                  WHEREAS Holdings, the Borrower, the Lenders party thereto, and JPMCB have entered into an Amendment and Restatement Agreement (the "Amendment and Restatement Agreement"), dated as of January 23, 2003, which amends and restates the Credit Agreement dated as of May 7, 1999, as amended and restated as of May 21, 2002 (as amended and restated after giving effect to the Amendment and Restatement Agreement, the "Restated Credit Agreement"), among Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB;

                  WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned in the Restated Credit Agreement), the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the 2002 Amendment and Restatement Agreement, and the 2002 Reaffirmation Agreement (the Security Documents, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the 2002 Amendment and Restatement Agreement and the 2002 Reaffirmation Agreement are collectively referred to herein as the "Reaffirmed Documents");

                  WHEREAS the Reaffirming Parties have requested and, pursuant to Section 5 of the Amendment and Restatement Agreement, the Required Restatement Lenders have consented to amend the Security Agreement as set forth herein;

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                                                                               2

                  WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment and Restatement Agreement becoming effective and the consummation of the transactions contemplated thereby; and

                  WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment and Restatement Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                     Reaffirmation/Amendment and Restatement

                  SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties hereby consents to the Amendment and Restatement Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Reaffirmed Documents to which it is party, and agrees that notwithstanding the effectiveness of the Amendment and Restatement Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Restated Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrower with Sections 5.12 and 5.13 of the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each Reaffirmed Document to which it is party.

                  (b) Each of the Reaffirming Parties hereby confirms and agrees that the Tranche C-1 Term Loans constitute Obligations under each of the Reaffirmed Documents.

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                                                                               3

                  SECTION 1.02. Amendment and Restatement. On and after the effectiveness of the Amendment and Restatement Agreement, (i) each reference in each Reaffirmed Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Restated Credit Agreement as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Reaffirmed Document by reference to the terms defined in the "Credit Agreement" shall be amended to be defined by reference to the defined term in the Restated Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

                  SECTION 1.03. Amendment to Security Agreement. The Security Agreement is hereby amended by deleting in its entirety Section 4.12(e) thereof and substituting the following therefore:

         "If, during the course of any fiscal quarter, any Grantor shall, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, the Borrower or such Grantor shall deliver to the Collateral Agent, concurrently with any delivery following the end of such fiscal quarter of financial statements under clause (a) or (b) of Sections 5.01 of the Credit Agreement (or, if earlier, promptly upon request by the Collateral Agent), a listing of all such applications that were filed during such fiscal quarter. Upon request of the Collateral Agent, each Grantor agrees to execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence and perfect the Collateral Agent's security interest in any such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable."

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                                                                               4

                                   ARTICLE II

                         Representations and Warranties

                  Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

                  SECTION 2.01. Organization. Such Reaffirming Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 2.03. Reaffirmed Documents. The representations and warranties of such Reaffirming Party contained in each Reaffirmed Document are true and correct (or, in the case of such representations and warranties that are not qualified as to materiality, true and correct in all material respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct (or, in the case of such representations and warranties that are not qualified as to materiality, true and correct in all material respects) as of such earlier date).

                                   ARTICLE III

                                  Miscellaneous

                  SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article IX of the Restated Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one

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                                                                               5

specified for the Borrower under the Restated Credit Agreement.

                  SECTION 3.02. Expenses. Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and time charges of attorneys for JPMCB or any Lender, which attorneys may be employees of JPMCB or any Lender) incurred by JPMCB or any Lender in collecting or enforcing any Reaffirming Party's obligations under this Agreement.

                  SECTION 3.03. Loan Document. This Agreement is a Loan Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                  SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  SECTION 3.05. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  SECTION 3.06. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                  SECTION 3.07. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

                  SECTION 3.08. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

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                                                                               6

                  SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment and Restatement Agreement shall extinguish the obligations for the payment of money outstanding under the Amendment and Restatement Agreement or the Restated Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment and Restatement Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Loan Party under any Loan Document from any of its obligations and liabilities as "Holdings", the "Borrower", a "Subsidiary Loan Party", a "Pledgor" or a "Grantor" under the Restated Credit Agreement or the Loan Documents. Each of the Existing Credit Agreement and the Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment and Restatement Agreement or in connection herewith and therewith.

              [The remainder of this page intentionally left blank]

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                                                                               6

                  IN WITNESS WHEREOF, Each Reaffirming Party and JPMCB, as Administrative Agent for the benefit of the Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

                            AMERICAN MEDIA OPERATIONS, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMERICAN MEDIA, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AM AUTO WORLD WEEKLY, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMERICAN MEDIA CONSUMER ENTERTAINMENT, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMERICAN MEDIA CONSUMER MAGAZINE GROUP, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

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                                                                               7

                            AMERICAN MEDIA DISTRIBUTION & MARKETING GROUP, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMERICAN MEDIA PROPERTY GROUP, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMERICAN MEDIA MINI MAGS, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMERICAN MEDIA NEWSPAPER GROUP, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMI BOOKS, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            AMI FILMS, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            COUNTRY MUSIC MEDIA GROUP, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

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                                                                               8

                            DISTRIBUTION SERVICES, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            GLOBE COMMUNICATIONS CORP.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            GLOBE EDITORIAL, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            MIRA! EDITORIAL, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            NDSI, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            NATIONAL ENQUIRER, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            NATIONAL EXAMINER, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

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                                                                               9

                            STAR EDITORIAL, INC.,

                               By: /s/ Michael Kahane
                                   --------------------------------------------
                                 Name: Michael Kahane
                                 Title: Senior Vice President & General Counsel

                            JPMORGAN CHASE BANK, as
                            Administrative Agent,

                               By:_____________________________________________
                                 Name:
                                 Title:

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                                                                              10

                            STAR EDITORIAL, INC.,

                               By:_____________________________________________
                                 Name:
                                 Title:

                            JPMORGAN CHASE BANK, as
                            Administrative Agent and
                            Collateral Agent,

                               By: /s/  Peter B. Thauer
                                   --------------------------------------------
                                 Name:  Peter B. Thauer
                                 Title: Vice President